PROSPECTUS                                            [ICAP Logo]
April 30, 1999
                   ICAP FUNDS, INC.

          ICAP Discretionary Equity Portfolio
                 ICAP Equity Portfolio
             ICAP Select Equity Portfolio
           ICAP Euro Select Equity Portfolio





Like all mutual fund shares, the Securities and Exchange Commission ("SEC") has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                  ___________________
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TABLE OF CONTENTS

                                                              Page

THE PORTFOLIOS

     Investment Objectives and Principal
        Investment Strategies                                   3
     Investment Selection Process                               4
     Types of Investments and Portfolio Policies                4
     Risk Factors                                               5
     Performance History                                        7
     Fees and Expenses                                          9
     Financial Highlights                                      11
     Prior Performance of the Adviser                          15


MANAGEMENT OF THE PORTFOLIOS

     Investment Adviser                                        18
     Investment Team                                           18


YOUR ACCOUNT

     How to Contact ICAP                                       19
     Minimum Investments                                       19
     How to Open an Account                                    19
     How to Buy Shares                                         20
     How to Sell Shares                                        21
     Signature Guarantees                                      23
     Special Situations                                        23
     Investments Made Through Financial Services Agents        23
     Closing of Accounts                                       24
     Valuation of Portfolio Shares                             24
     Dividends, Capital Gain Distributions and Taxes           24
     Shareholder Reports                                       25


ADDITIONAL INFORMATION

Year 2000 Issues                                               25

THE PORTFOLIOS

Investment Objectives and Principal Investment Strategies

     Discretionary Equity Portfolio. The investment objective of the Discretionary Equity Portfolio is to seek a superior total return with only a moderate degree of risk. The Discretionary Equity Portfolio seeks to achieve its investment objective by investing primarily in U.S. dollar-denominated equity securities of companies with market capitalizations of at least
$500 million. The Discretionary Equity Portfolio seeks to achieve a total return greater than the Standard &
Poor's 500 Stock Index (the "S&P 500").  The
Discretionary Equity Portfolio may invest up to 35% of its total assets in cash and cash equivalents for any purpose, including pending investment or reinvestment, and may invest up to 100% of its total assets in such instruments for temporary defensive purposes when market conditions warrant. To the extent the Discretionary Equity Portfolio invests for temporary defensive purposes, it may not achieve its investment objective. The Discretionary Equity Portfolio will typically hold between 40 and 45 securities.

     Equity Portfolio. The investment objective of the Equity Portfolio is to seek a superior total return with only a moderate degree of risk. The Equity
Portfolio seeks to achieve its investment objective by investing primarily in U.S. dollar-denominated equity securities of companies with market capitalizations of at least $500 million. The Equity Portfolio seeks to achieve a total return greater than the S&P 500. The
Equity Portfolio may invest in cash and cash equivalents to meet anticipated redemption requests, to pay expenses and pending investment or reinvestment.
The Equity Portfolio's investment in such instruments will generally not exceed 5% of its total assets. The
Equity Portfolio intends to be virtually fully invested in equity securities at all times. The Equity
Portfolio will typically hold between 40 and 45 securities.

     Select Equity Portfolio. The investment objective of the Select Equity Portfolio is to seek a superior total return. The Select Equity Portfolio seeks to achieve its investment objective by investing primarily in U.S. dollar-denominated equity securities of companies with market capitalizations of at least $500 million. The Select Equity Portfolio seeks to achieve a total return greater than the S&P 500. The Select
Equity Portfolio may invest up to 35% of its total assets in cash and cash equivalents for any purpose, including pending investment or reinvestment, and may invest up to 100% of its total assets in such instruments for temporary defensive purposes when market conditions warrant. To the extent the Select
Equity Portfolio invests for temporary defensive purposes, it may not achieve its investment objective.
While the Discretionary Equity, Equity and Select
Equity Portfolios are similar, the Select Equity
Portfolio will concentrate its investments in fewer securities than the Discretionary Equity and Equity
Portfolios. The Select Equity Portfolio will typically hold between 15 and 25 securities.

     Euro Select Equity Portfolio. The investment objective of the Euro Select Equity Portfolio is to seek a superior total return with income as a secondary objective. The Euro Select Equity Portfolio seeks to achieve its investment objective by investing primarily in equity securities, predominantly American Depositary
Receipts ("ADRs"), of established European companies with market capitalizations of at least $1 billion.
See page 4 for an explanation of ADRs. The Portfolio seeks to achieve a total return greater than the Morgan
Stanley Capital International - Europe Index (the "MSCI-
Europe Index"). The Euro Select Equity Portfolio may invest up to 35% of its total assets in cash and cash equivalents for any purpose, including pending investment or reinvestment, and may invest up to 100% of its total assets in such instruments for temporary defensive purposes when market conditions warrant. To the extent the Euro Select Equity Portfolio invests for temporary defensive purposes, it may not achieve its investment objective. The Euro Select Equity Portfolio will typically hold between 15 and 25 securities.

Investment Selection Process

     Institutional Capital Corporation ("ICAP"), the investment adviser to the Portfolios, uses a team approach with a value-oriented investment style. ICAP believes that a team approach to managing assets helps ensure that its investment style is consistently applied over time and that the knowledge, experience and interaction of its investment professionals greatly enhance the investment decision-making process. ICAP's investment process involves three key components:
Valuation, Identification of a Catalyst and Research.

     *    Valuation

       First, ICAP uses its proprietary valuation models to identify, from a universe of well established large- and mid-capitalization companies, those companies which ICAP believes offer the best relative values. According to the models, the stocks of these companies sell below the price-to-earnings ratio warranted by their prospects. From these undervalued companies, we then eliminate from consideration those stocks that exhibit deteriorating earnings trends. By insisting on companies with stable-to-improving earnings patterns and by demanding reasonable valuations, ICAP attempts to lessen investment risk in the search for superior returns. The universe of companies reviewed for the Discretionary Equity, Equity and Select Equity Portfolios will consist of approximately 450 companies; for the Euro Select
  Equity Portfolio, this number is approximately 150.

     *    Identification of a Catalyst

       Next, ICAP looks beyond traditional measures of value to find companies where a catalyst for positive change is about to occur. Specifically, ICAP focuses on companies where this catalyst has the potential to produce stock appreciation of 15% or more relative to the market over a nine-to-fifteen month time period. The catalyst can be thematic (e.g., consolidation of the banking industry), something that would benefit a number of companies, or company specific (e.g., a corporate restructuring or the introduction of a new product).

     *    Research

       Research is key to the investment process.
  ICAP principally employs internally-generated research to evaluate the financial condition and business prospects of every company it considers, focusing on those companies where a catalyst is about to occur. Once potential investment candidates are identified, ICAP communicates with the top management at each of these companies and often the customers, competitors and suppliers of these companies, as well.

     Using this highly disciplined process, ICAP's investment management team typically selects 40 to 45 securities for the Discretionary Equity and Equity
Portfolios and 15 to 25 securities for the Select
Equity and Euro Select Equity Portfolios. Before these issues are added to the Portfolios, ICAP's investment management team thoroughly discusses, evaluates and approves each recommendation.

     The process does not end with the purchase of a security. Rather, ICAP continuously monitors each security and eliminates those where their target price is achieved, the catalyst becomes inoperative or another stock offers greater opportunity for appreciation.

Types of Investments and Portfolio Policies

     In implementing the investment objective of each Portfolio, ICAP may invest in the following securities and follow the policies described below. Some of these securities and portfolio policies involve special risks, which are described below and in the Statement of Additional Information.

     Common Stocks and Other Equity Securities.  The
Portfolios will invest at least 65% of their respective total assets in common stocks and other equity securities. Other equity securities may include ADRs, warrants, Real Estate Investment Trusts ("REITs") and other securities convertible or exchangeable into common stock.

     American Depositary Receipts. Each Portfolio may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a "depositary"), evidence ownership interests in a security or pool of securities issued by a foreign company which have been deposited with the depositary. ADRs are denominated in U.S.
dollars and trade in the U.S. securities markets.

     Cash and Cash Equivalents; Temporary Strategies.
Cash equivalents are short-term fixed income securities issued by private and governmental institutions which are rated Prime-1 or higher by Moody's Investors
Service, A-1 or higher by Standard & Poor's
Corporation, D-2 or higher by Duff & Phelps, Inc., F-2 or higher by Fitch IBCA, Inc. or unrated securities of comparable quality as determined by ICAP. Such securities include U.S. government securities, certificates of deposit (which are issued against funds deposited in a U.S. or foreign bank or a U.S. savings and loan association), bank time deposits
(which are monies kept on deposit with U.S. or foreign banks or U.S. savings and loan associations), bankers' acceptances, repurchase agreements and commercial paper.

     Options and Futures Transactions. The Portfolios may invest up to 30% of their respective net assets in options and futures transactions which are sometimes referred to as derivative transactions. The
Portfolios' options and futures transactions may include instruments such as stock options, stock index options and futures contracts. If these practices are used, the intent would be primarily to hedge the Portfolios. A Portfolio may hold a futures or options position until its expiration, or it can close out such a position before then at current value if a liquid secondary market is available.

     Portfolio Turnover. Under normal market conditions, the Discretionary Equity and Equity
Portfolios anticipate that portfolio turnover rates will generally not exceed 150%. The Select Equity and Euro Select Equity Portfolios anticipate that portfolio turnover rates will be between 100% and 300% and 150% and 200%, respectively. The portfolio turnover rate indicates changes in a Portfolio's securities holdings;
generally, if all the securities in a Portfolio at the beginning of the period are replaced by the end of the period, the turnover rate would be 100%. You may realize taxable gains as a result of such trading of a Portfolio's assets. In addition, the Portfolio will incur transaction costs in connection with buying and selling securities which will have a negative impact on performance.

Risk Factors

     Each Portfolio will invest primarily in equity securities. Equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. Equity securities markets may be volatile and are affected by economic growth and market conditions, interest rate levels and political events. Therefore, especially in the short term, the share price will fluctuate and may, at redemption, be worth more, or less, than the initial purchase priceaccordingly, you may lose money on your investment.

     In addition, the Select Equity and Euro Select
Equity Portfolios are non-diversified. As a result, a larger percentage of their assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. The Select Equity and Euro
Select Equity Portfolios will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer. This, as well as concentration in a few companies, may increase volatility.

     An investment in the Euro Select Equity Portfolio also entails the special risks of international investing, including currency exchange fluctuations, government regulations and the potential for political and economic instability. You should expect the Euro
Select Equity Portfolio's share price to be more volatile than that of a U.S.-only fund.

     Other risks of investing in the Portfolios may include:

     * Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably due to economic or market trends.

     * Management Risk: A strategy used by ICAP may fail to produce the intended result.

     * ADR Risk: Investments in ADRs may entail the special risks of international investment, including currency exchange fluctuations, government regulations and the potential for political and economic instability.

     * Derivative Risk: The use of options and futures involves risks and special considerations which include, among others, correlation risk and liquidity risk. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange-traded contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

     *    Mid-Cap Risk:  An investment in mid-cap
       companies may involve greater risks than an investment in larger, more established companies. Mid-cap companies may lack the management experience or depth, financial resources, product diversification and competitive strength of larger-cap companies. The market for mid-cap securities is generally less liquid and subject to greater price volatility than the market for larger-cap securities.

     * Interest Rate Risk: Investments in cash equivalents are subject to interest rate risk. Cash equivalents will generally decrease in value when interest rates increase.

     As a result of the foregoing risks, the Portfolios are suitable for long-term investors only. The
Portfolios are not designed as short-term investment vehicles. An investment in one or more Portfolios may be an appropriate investment for you if you:

     *    seek long-term capital appreciation;

     * want to include an equity fund in your investment portfolio; and

     * are willing to accept the risk that your investment may fluctuate over the short term in exchange for the potential for superior total returns.

Performance History

     The return information provided in the bar charts and tables below illustrate how each Portfolio's performance can vary, which is one indication of the risks of investing in the Portfolios. The information shows changes in each Portfolio's performance from year to year and shows how each Portfolio's average annual returns compare with those of a broad-based measure of market performance over the life of the Portfolio.
Please keep in mind that past performance is not necessarily indicative of future returns.


     Discretionary Equity Portfolio
        (Inception 12/31/94)             Best and Worst Quarterly Performance
     Calendar Year Total Returns               12/31/94 to 12/31/98

     35.21%  25.55%  28.60%  10.17%             Best quarter return
     1995    1996    1997    1998                     16.24%
                                                (2nd quarter, 1997)

                                                Worst quarter return
                                                     -16.31%
                                                (3rd quarter, 1998)

  Equity Portfolio (Inception 12/31/94)   Best and Worst Quarterly Performance
     Calendar Year Total Returns                 12/31/94 to 12/31/98

     38.85%  26.26%  29.08%  11.42%              Best quarter return
     1995    1996    1997    1998                      17.23%
                                                 (2nd quarter, 1997)

                                                 Worst quarter return
                                                       -17.48%
                                                 (3rd quarter, 1998)


    Select Equity Portfolio                        Best and Worst Quarterly
     (Inception 12/31/97)                                Performance
   Calendar Year Total Return                      for year ended 12/31/98

    15.33%                                           Best quarter return
    1998                                                  18.66%
                                                     (4th quarter, 1998)

                                                     Worst quarter return
                                                           -16.91%
                                                     (3rd quarter, 1998)

 Euro Select Equity Portfolio
    (Inception 12/31/97)                 Best and Worst Quarterly Performance
 Calendar Year Total Return                    for year ended 12/31/98

   27.40%                                          Best quarter return
   1998                                                  24.20%
                                                   (4th quarter, 1998)

                                                   Worst quarter return
                                                         -23.27%
                                                   (3rd quarter, 1998)

               Average Annualized Total Returns
                   as of December 31, 1998

          Portfolio/Index     One Year     Since
                                         Inception
                                         (12/31/94)

          Discretionary
           Equity Portfolio    10.17%      24.53%
          Equity Portfolio     11.42%      26.01%
          S&P 500 Index(1)     28.58%      30.51%

         Portfolio/Index      One Year     Since
                                         Inception
                                         (12/31/97)

          Select Equity
           Portfolio           15.33%      15.33%
          S&P 500 Index(1)     28.58%      28.58%

          Euro Select Equity
           Portfolio           27.40%      27.40%
          MSCI-Europe          28.53%      28.53%
          Index(2)

____________
(1) The S&P 500 is an unmanaged index generally representative of the U.S. market for large-to-mid-capitalization stocks.

(2) The MSCI-Europe Index is an unmanaged index generally representative of the European market for large-to-mid-capitalization stocks.

Fees and Expenses

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

                                   Discretionary         Select    Euro Select
                                       Equity    Equity   Equity      Equity
                                     Portfolio  Portfolio Portfolio  Portfolio

Shareholder Fees (fees paid
 directly from your investment(1)      None       None      None       None


Annual Portfolio Operating Expenses
 (expenses  that are deducted from
  Portfolio assets)(2)
Management fee                         0.80%      0.80%      0.80%      1.00%
Distribution and service (12b-1) fees  None       None       None       None
Other expenses                         0.18%      0.11%      2.54%      0.67%
Total                                  0.98%      0.91%      3.34%      1.67%

Less: Fee waiver/expense
   reimbursement(3)                   -0.18%     -0.11%      -2.54%    -0.67%

Net expenses                           0.80%      0.80%       0.80%     1.00%
____________
(1) If you redeem shares by wire, you will be charged a $10 service fee. See "Your Account How to Sell Shares" on page 21.

(2) Operating expenses are deducted from Portfolio assets before computing the daily share price or making distributions. As a result, they do not appear on your account statement, but instead reduce your total return and distributions. These expenses are expressed as a percentage of net assets.

(3)    Pursuant to an expense cap agreement dated
  April 30, 1999 between ICAP and the Portfolios, ICAP agreed to waive its management fee and/or reimburse the operating expenses of the Portfolios to the extent necessary to ensure that each of the Discretionary Equity, Equity and Select Equity
  Portfolio's total operating expenses would not exceed 0.80% of that Portfolio's average net assets and that the Euro Select Equity Portfolio's total operating expenses would not exceed 1.00% of the Euro Select Equity Portfolio's average net assets.
  The term of this expense cap agreement is 12 months.
  For more information, see "Management of the Portfolios" on page 18.

Example

     The following Example is intended to help you compare the cost of investing in one or more of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.
The Example also assumes that you have a 5% return each year and that each Portfolio's total operating expenses remain the same each year, and that the expense caps discussed above will not continue beyond their current term, which expires April 30, 2000. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                           1 Year   3 Years   5 Years   10 Years
Discretionary Equity      $   82    $ 294     $   524   $1,185
Portfolio

Equity Portfolio          $   82    $ 279     $   493   $1,109

Select Equity Portfolio   $   82    $ 789     $ 1,521   $3,458

Euro Select Equity        $  102    $ 461     $   844   $1,920
Portfolio

Financial Highlights

     The financial highlights tables are intended to help you understand the Portfolios' financial performance for the period from a Portfolio's commencement of operations to December 31, 1998. The total returns presented in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio for the stated period
(assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements, is included in the annual report of the Portfolios, which is available upon request.

            Discretionary Equity Portfolio

                                                 Year Ended December 31,
(For a share outstanding throughout          1998    1997    1996    1995(1)
 the year)
Net asset value, beginning of year          $30.34  $29.55  $25.42   $20.00

Income from investment operations:
 Net investment income                        0.52    0.48    0.36     0.31
 Net realized and unrealized
  gain on investments                         2.57    7.80    6.09     6.70

  Total income from investment
    operations                                3.09    8.28    6.45     7.01

Less distributions:
 From net investment income                 (0.52)   (0.48)  (0.36)   (0.31)
 In excess of book net investment income      -      (0.01)     -       -
 From net realized gain on investments (0.90) (7.00) (1.80) (1.27) In excess of book net realized
  gain on investments                         -        -     (0.16)   (0.01)

   Total distributions                      (1.42)   (7.49)  (2.32)   (1.59)

Net asset value, end of year                $32.01   $30.34  $29.55   $25.42

Total return                                10.17%   28.60%   25.55%   35.21%

Supplemental data and ratios:
Net assets, end of year (in thousands)    $205,369  $157,137  $110,280 $37,362
thousands)
Ratio of expenses to average net assets:
 Before expense reimbursement                0.98%    1.02%    1.11%    1.56%
 After expense reimbursement                 0.80%    0.80%    0.80%    0.80%
Ratio of net investment income to
average net assets:
  Before expense reimbursement               1.47%    1.15%    1.04%    0.95%
  After expense reimbursement                1.65%    1.37%    1.35%    1.71%
Portfolio turnover rate                       129%     131%     138%     102%

(1) Commencement of operations after the close of business on December 31, 1994.

                   Equity Portfolio

                                                  Year Ended December 31,
(For a share outstanding                    1998     1997     1996     1995(1)
throughout the year)
Net asset value, beginning of year         $35.12   $31.16   $26.03    $20.00

Income from investment operations:
 Net investment income                       0.50     0.37     0.31      0.28
 Net realized and unrealized
  gain on investments                        3.51     8.57     6.49      7.45

  Total income from investment
   operations                                4.01     8.94     6.80      7.73

Less distributions:
 From net investment income                 (0.50)   (0.37)   (0.30)    (0.28)
 In excess of book net
  investment income                           -      (0.01)      -         -
 From net realized gain on investments        -      (4.59)   (1.30)    (1.41)
 In excess of book net realized
  gain on investments                         -      (0.01)   (0.07)    (0.01)

  Total distributions                       (0.50)   (4.98)   (1.67)    (1.70)

Net asset value, end of year                $38.63   $35.12   $31.16    $26.03

Total return                                11.42%   29.08%   26.26%    38.85%

Supplemental data and ratios:
Net assets, end of year (in thousands)   $717,267   $371,402  $149,125 $46,788
Ratio of expenses to average net assets:
 Before expense reimbursement                0.91%    0.97%     1.12%    1.44%
 After expense reimbursement                 0.80%    0.80%     0.80%    0.80%
Ratio of net investment income to
average net assets:
  Before expense reimbursement               1.28%    0.89%     0.83%    0.85%
  After expense reimbursement                1.39%    1.06%     1.15%    1.49%
Portfolio turnover rate                       133%     121%      125%     105%

(1) Commencement of operations after the close of business on December 31, 1994.

                Select Equity Portfolio

                                                       Year Ended
(For a share outstanding throughout the year)         December 31, 1998(1)
Net asset value, beginning of year                       $20.00

Income from investment operations:
 Net investment income                                     0.28
 Net realized and unrealized
  gain on investments                                      2.78

  Total income from investment operations                  3.06

Less distributions:
 From net investment income                               (0.29)

  Total distributions                                     (0.29)

Net asset value, end of year                             $22.77

Total return                                              15.33%

Supplemental data and ratios:
Net assets, end of year (in thousands)                    $9,581
Ratio of expenses to average net assets:
 Before expense reimbursement                              3.34%
  After expense reimbursement                              0.80%
Ratio of net investment income to average net assets:
  Before expense reimbursement                            (0.72)%
  After expense reimbursement                              1.82%
Portfolio turnover rate                                     250%

(1) Commencement of operations after the close of business on December 31, 1997.

             Euro Select Equity Portfolio

                                                         Year Ended
(For a share outstanding throughout the year)        December 31, 1998(1)
Net asset value, beginning of year                          $20.00

Income from investment operations:
 Net investment income                                        0.35
 Net realized and unrealized
  gain on investments                                         5.07

  Total income from investment operations                     5.42

Less distributions:
 From net investment income                                  (0.37)
 From net realized gain on investments                       (0.73)

  Total distributions                                        (1.10)

Net asset value, end of year                                 $24.32

Total return                                                  27.40%

Supplemental data and ratios:
Net assets, end of year (in thousands)                       $28,034
Ratio of expenses to average net assets:
 Before expense reimbursement                                  1.67%
 After expense reimbursement                                   1.00%
Ratio of net investment income to average net assets:
  Before expense reimbursement                                 1.02%
  After expense reimbursement                                  1.69%
Portfolio turnover rate                                         272%


  (1) Commencement of operations after the close of business on December 31, 1997.

    Prior Performance of the Adviser

    The performance information set forth below for the private accounts of ICAP has been calculated in accordance with recommended standards of the Association of Investment Management and Research
("AIMR"), retroactively applied to all time periods.
All returns presented were calculated on a total return basis and include, if any, all dividends, interest, accrued income and realized and unrealized gains and losses. Total return is calculated quarterly in accordance with the "time-weighted" rate of return method provided for by AIMR standards, accounted for on a trade-date and accrual basis. AIMR standards for the calculation of total return differ from the standards required by the SEC for the calculation of average annual total return. Principal additions and withdrawals are weighted in computing the quarterly returns based on the timing of these transactions.
Annual returns are derived from quarterly returns.

     Since 1970, ICAP has managed separate private accounts (the "Private Accounts") which pursue substantially the same investment objective, policies and strategies, and which are managed in the same manner, as the Discretionary Equity Portfolio, and since 1991, ICAP has managed Private Accounts which pursue substantially the same investment objective, policies and strategies, and which are managed in the same manner, as the Equity Portfolio. ICAP believes that it has produced outstanding investment results over time for its Private Accounts. The Private
Accounts are not subject to the same types of expenses to which the Discretionary Equity and Equity Portfolios are subject nor to the specific tax restrictions and investment limitations imposed on the Portfolios by the federal tax and securities laws. The following chart illustrates how the performance of ICAP's Discretionary
Equity Composite (a composite including all of ICAP's discretionary equity Private Accounts) and its Equity
Composite (a composite including all of ICAP's equity
Private Accounts) compares, where applicable, to the average performance of the S&P 500 for the periods shown. Also included in the chart is the performance of the Discretionary Equity and Equity Portfolios. The performance results of the composites described below could have been adversely affected if the Private
Accounts had been regulated as investment companies under the federal tax and securities laws.

   ICAP's Discretionary Equity and Equity Composites
    and Discretionary Equity and Equity Portfolios
   Calendar Year Performance vs. S&P 500 Performance

                   Calendar Year Total Return

            ICAP Discretionary  Discretionary   ICAP Equity   Equity
Time Period  Equity Composite  Equity Portfolio  Composite   Portfolio S&P 500
1998            10.22%             10.17%         11.53%      11.42%    28.58%
1997            28.43%             28.60%         29.17%      29.08%    33.34%
1996            25.27%             25.55%         26.47%      26.26%    22.99%
1995            36.91%             35.21%         39.72%      38.85%    37.54%
1994             0.96%              N/A            0.53%        N/A      1.28%
1993            15.49%              N/A           19.34%        N/A     10.06%
1992             6.35%              N/A           10.80%        N/A      7.62%
1991            32.42%              N/A            N/A          N/A     30.41%
1990             0.48%              N/A            N/A          N/A     -3.10%
1989            32.32%              N/A            N/A          N/A     31.68%

     The ICAP composite performance presented above reflects the performance of the Private Accounts included in the Discretionary Equity and Equity
Composites reduced by the total operating expenses
(before waivers and/or reimbursements) for the Discretionary Equity and Equity Portfolios, respectively, as set forth under "Fees and Expenses" on page 9. The performance of the Discretionary Equity and Equity Portfolios has been reduced by the total operating expenses actually incurred by each Portfolio for the periods indicated. The S&P 500 returns assume reinvestment of all dividends paid by the stocks included in the index, but do not include brokerage commissions or other fees an investor would incur by investing in the portfolio of stocks comprising the index. The Discretionary Equity and Equity Composites represent ICAP's past performance in managing private accounts and should not be interpreted as indicative of the past or future performance of the Discretionary
Equity or Equity Portfolios.

     In addition to the Private Accounts, from January through December 1997, ICAP funded and managed a single separate account (the "Euro Account") which pursued substantially the same investment objective, policies and strategies, and employed the same management style, as that of the Euro Select Equity Portfolio. After the close of business on December 31, 1997, all of the assets in the Euro Account were contributed to the Euro
Select Equity Portfolio in exchange for shares in the Portfolio. Like the Private Accounts, the Euro Account was not subject to the same types of expenses to which the Euro Select Equity Portfolio is subject nor to the specific tax restrictions and investment limitations imposed on the Portfolio by the federal tax and securities laws. The following chart compares the performance of the Euro Account to the average performance of the MSCI-Europe Index for the period from January 1, 1997 to December 31, 1997. The performance results of the Euro Account described below could have been adversely affected if the Euro Account had been regulated as an investment company under the federal tax and securities laws.

 ICAP's Euro Account Performance vs. MSCI-Europe Index
         Performance through December 31, 1997
                                        Total Return
         Time Period             Euro Account   MSCI-Europe Index

         1st Quarter, 1997          6.5%            4.9%
         2nd Quarter, 1997         13.5%            8.9%
         3rd Quarter, 1997         10.4%            8.3%
         4th Quarter, 1997         -3.3%            0.1%
         1997                      29.1%           23.8%

     The ICAP performance presented above reflects the performance of the Euro Account reduced by the total operating expenses (before waivers and/or reimbursements) for the Euro Select Equity Portfolio as set forth under "Fees and Expenses" on page 9. The
MSCI-Europe Index returns assume reinvestment of all dividends paid by the stocks included in the index net of foreign withholding taxes, but do not include brokerage commissions or other fees an investor would incur by investing in the portfolio of stocks comprising the index. The Euro Account performance represents ICAP's past performance in managing a private account and should not be interpreted as indicative of the past or future performance of the Euro Select Equity Portfolio.

     The performance of the Euro Select Equity
Portfolio for the period from January 1, 1998 through December 31, 1998 and for the quarter ended March 31, 1999, as compared to the performance of the MSCI-Europe
Index for the same periods is as follows:

                                         Total Return
                              Euro Select
         Time Period       Equity Portofolio    MSCI-Europe Index

         1st Quarter, 1998     21.20%             20.30%
         2nd Quarter, 1998     10.30%              5.14%
         3rd Quarter, 1998    -23.27%            -14.42%
         4th Quarter, 1998     24.20%             18.72%
             1998              27.40%             28.53%
         1st Quarter, 1999      2.60%             -2.11%

     The Euro Select Equity Portfolio commenced operations after the close of business on December 31, 1997. The performance of the Euro Select Equity
Portfolio has been reduced by the total operating expenses actually incurred by the Portfolio for the periods indicated.

MANAGEMENT OF THE PORTFOLIOS

Investment Adviser

     Institutional Capital ("ICAP") has been in the investment management business since 1970, managing money for some of the world's largest and most respected corporations and institutions. As of March
31, 1999, ICAP had approximately $12 billion in assets under management. ICAP's principal business address is 225 West Wacker Drive, Suite 2400, Chicago, Illinois
60606-1229.

     The Discretionary Equity, Equity and Select Equity
Portfolio each pay ICAP an annual management fee of 0.80% of the Portfolio's average net assets. The advisory fee is accrued daily and paid monthly.
Pursuant to an expense cap agreement dated April 30, 1999 between ICAP and the Portfolios, ICAP agreed to waive its management fee and/or reimburse each Portfolio's operating expenses to the extent necessary to ensure that each Portfolio's total operating expenses would not exceed 0.80% of its average net assets. The term of this expense cap agreement is 12 months. Since inception of the Portfolios, ICAP has voluntarily reimbursed each Portfolio's operating expenses to the extent necessary to ensure that each Portfolio's total operating expenses would not exceed
0.80% of its average net assets.

     The Euro Select Equity Portfolio pays ICAP an annual management fee of 1.00% of the Portfolio's average net assets. The advisory fee is accrued daily and paid monthly. Pursuant to the expense cap agreement, ICAP agreed to waive its management fee and/or reimburse the Portfolio's operating expenses to the extent necessary to ensure that the Portfolio's total operating expenses would not exceed 1.00% of its average net assets. The term of this expense cap agreement is 12 months. Since inception of the Portfolio, ICAP has voluntarily reimbursed the Portfolio's operating expenses to the extent necessary to ensure that the Portfolio's total operating expenses would not exceed 1.00% of its average net assets.

     The expense cap agreement has the effect of lowering the overall expense ratio for the applicable
Portfolio and increasing the overall return to investors during the term of the agreement.

Investment Team

     The investment decisions for each Portfolio are made through a team approach, with all of the ICAP investment professionals contributing to the process.
The senior members of the investment management team average more than 20 years of experience in the investment industry, including more than 16 years with ICAP. Each investment professional has developed an expertise in at least one functional investment area, including equity research, strategy, fixed-income analysis, quantitative research, technical research and trading. Moreover, each of the senior members of the investment management team is responsible for monitoring one or more economic sectors, which has enabled ICAP to develop expertise across all industries. The other investment professionals on the investment management team provide analytical support, research and expertise to the entire team. Formal investment management team meetings are generally held several times each week. At these meetings, a comprehensive review of ICAP's investment positions is undertaken. Pertinent information from outside sources is shared and incorporated into the investment outlook.
The investment strategy, each asset sector and each individual security holding are reviewed to verify their continued appropriateness, and investment recommendations are presented to the entire team for decisions.


YOUR ACCOUNT

How to Contact ICAP

     For overnight deliveries, use:
     ICAP Funds, Inc.
     c/o Sunstone Financial Group, Inc.
     207 East Buffalo Street
     Suite 315
     Milwaukee, Wisconsin  53202-5712

     For regular mail deliveries, use:
     ICAP Funds, Inc.
     c/o Sunstone Financial Group, Inc.
     P.O. Box 2160
     Milwaukee, Wisconsin  53201-2160

     By telephone:
     888-221-ICAP (4227)

     Sunstone  Financial  Group,  Inc.  serves  as  the
Portfolios' transfer agent (the "Transfer Agent").

Minimum Investments

     The minimum investment requirements for each Portfolio are as follows:

     *    Initial investment:         $10,000

     *    Subsequent investments:     $ 1,000

     *    Automatic Investment Plan ("AIP"):$ 5,000
         (to maintain the plan, you must invest
          at least $250 per transaction)

     The Portfolios may change or waive these minimums at any time; you will be given at least 30 days notice of any increase in the minimum dollar amount of purchases.

How to Open an Account

     *    Read this Prospectus carefully.

     *    Complete the appropriate parts of the Purchase
          Application, carefully following the instructions. If you have questions, please contact your investment professional or call us at 888-221-ICAP (4227).

     * Make your initial investment, and any subsequent investments, following the instructions set forth below. Send all items to one of the addresses referenced in "How to Contact ICAP".

     * All applications to purchase shares are subject to acceptance by the Portfolios and are not binding until so accepted. The Portfolios reserve the right to decline a purchase application in whole or in part.

     On the application, you will be asked to certify that your Social Security or Taxpayer
     Identification Number is correct and that you are not subject to backup withholding. In order to do this, an original signed Purchase Application must be on file with the Transfer Agent. If you are subject to the 31% backup withholding or you did not certify your Taxpayer Identification Number, the IRS requires the Portfolios to withhold 31% of any dividends paid and redemption or exchange proceeds.

How to Buy Shares

     You may pay for your shares by check or wire. You may also use the AIP or the Exchange privilege. The share price you receive will be the Portfolio's net asset value next computed after the time the Transfer
Agent receives your purchase order in proper form.  The
Transfer Agent must receive your purchase order by 4:00 p.m., Eastern Time (or by the close of the New York
Stock Exchange (the "NYSE")) for your purchase to be effected on that day. See "Valuation of Portfolio
Shares" on page 24. A confirmation indicating the details of each purchase transaction will be sent to you promptly.

     By Check

     * To establish a new account, see "How to Open an Account" on page 19.

     * Make out a check (or money order) for the investment amount, payable to "ICAP Funds." All checks must be in U.S. dollars and drawn on U.S. banks. Cash, credit cards, third-party checks and credit card checks will not be accepted.
     * If you wish to make additional purchases, complete the investment slip that is included with your account statement, or, if this is not convenient, reference your name, account number and address on your check.
     * Checks are considered received and accepted when received in good order by the Transfer Agent.

If your check does not clear, you will be charged a $20 service fee. You will also be responsible for any losses suffered by the Portfolios as a result.


     By Wire

     * To establish a new account by wire transfer, please call the Transfer Agent at 888-221-ICAP (4227).
          The Transfer Agent must assign an account number to you prior to wiring funds.
     *    Instruct your bank to use the following
          instructions when wiring funds:

          Wire to:       UMB Bank, n.a.
                         ABA Number 101000695

          Credit:        ICAP Funds, Inc.
                         Account Number 987-0609665

          Further credit:     ICAP Funds, Inc.
                              (name of Portfolio being purchased)
                              (your Account Number)
                              (your name or account registration)
                              (your Social Security or Taxpayer
                               Identification Number)

     * The Transfer Agent must receive your wire by 4:00 p.m., Eastern Time (or by the close of the NYSE) for your purchase to be effected on that day.
     * The Portfolios are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

     By Automatic Investment Plan ("AIP")

     * The AIP allows you to make regular, systematic investments in one or more Portfolios from your bank account.
     * Applications to establish the AIP on an existing account are available from the Transfer Agent. Please call 888-221-ICAP (4227) to obtain an Application.
     * Under the AIP, you may choose to make additional investments on the 5th, 10th, 15th, 20th, 25th and/or last day of the month (or the following business day if one of these days falls on a weekend or holiday) in amounts of $250 or more.
     * A service fee of $20 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds or if you prevent withdrawal of funds from the designated account, and your purchase will be cancelled. You will also be responsible for any losses suffered by the Portfolios as a result.
     * Upon a full redemption, any AIP established on your account will automatically be terminated, unless otherwise instructed in writing.

     By Exchange

     * You may exchange your shares in one ICAP Portfolio for shares in any other ICAP Portfolio at any time by written or telephone request.
     * The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions in proper form for exchange. Exchange requests received in proper form by 4:00 p.m., Eastern Time (or by the close of the NYSE) will be effected on that day. Please note that an exchange is not a tax-free transaction.
     * Send written exchange requests to one of the addresses referenced in "How to Contact ICAP" on page 19.
     * Telephone exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time.
     * Accounts opened by exchange will have the same registration and privileges as the existing account.

How to Sell Shares

     You may sell (redeem) all or a portion of your shares at any time. The share price you receive will be the Portfolio's net asset value next computed after the time the Transfer Agent receives your redemption request in proper form. The Transfer Agent must receive your redemption request by 4:00 p.m., Eastern
Time (or by the close of the NYSE) for your redemption request to be effected on that day. See "Valuation of Portfolio Shares" on page 21. The Portfolios normally will mail or wire your redemption proceeds per your instructions the next business day and, in any event, no later than seven business days after receipt by the Transfer Agent of a redemption request in good order.
Redemptions may be made by written or telephone request as described below. You may also redeem shares using the Systematic Withdrawal Plan ("SWP") or the Exchange privilege. A confirmation indicating the details of each redemption transaction will be sent to you promptly.

     By Written Request

     * Write a letter of instruction or complete a Redemption Request Form indicating the Portfolio name, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.
     * Include the signatures of all registered account holders and any additional documents that may be required. See "Special Situations" on page 21.
     * Send your request to one of the addresses referenced in "How to Contact ICAP" on page 19. If your redemption request is inadvertently sent to ICAP, the investment adviser, whose offices are located in Chicago, it will be forwarded to the Transfer Agent, but the effective date of redemption will be delayed until the request is received by the Transfer Agent.
     * Redemption proceeds will be mailed or wired per your request to the name(s) and address in which the account is registered or bank of record as shown on the records of the Transfer Agent, or otherwise according to your letter of instruction if the request is received in good order. Please note that a $10 fee will be deducted from your account if you redeem by wire.

     By Telephone

     * Telephone redemption privileges must have been previously established for your account to use this option.
     * To place your redemption request, please call the Transfer Agent at 888-221-ICAP (4227). Redemption requests received by 4:00 p.m., Eastern Time (or by the close of the NYSE) will be effected on that day.
     * Redemption requests by telephone are limited to a minimum of $500 and a maximum of $50,000 per account per day.
     * Proceeds redeemed by telephone will be mailed or wired per your request only to your address or bank of record as shown on the records of the Transfer Agent.
          Please note that a $10 fee will be deducted from your account if you redeem by wire.
     * In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the

          Transfer Agent. The request must be signed by each shareholder of the account, with the signatures guaranteed. Further documentation may be requested from corporations, executors, administrators, trustees and guardians. See "Special Situations" on page 21.
     * The Portfolios reserve the right to refuse any request made by telephone and may limit the amount involved or the number of telephone redemptions.
     * Once you place a telephone redemption request, it cannot be canceled or modified.
     * Neither the Portfolios nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone. Accordingly, you bear the risk of loss. However, the Portfolios will use reasonable procedures to ensure that instructions received by telephone are genuine, including recording telephone transactions and sending written confirmation of such transactions to the investor of record.
     * You may experience difficulty in implementing a telephone redemption during periods of drastic economic or market changes. If you are unable to contact the Transfer Agent by telephone, you may also redeem shares by written request, as noted above.

     By Systematic Withdrawal Plan ("SWP")

     * The SWP allows you to set up automatic withdrawals from your account at regular intervals.
     * Applications to establish the SWP are available from the Transfer Agent. Please call 888-221-ICAP
          (4227) to obtain an Application.
     * To begin withdrawals, you must have an initial balance of $10,000 in your account and withdraw at least $1,000 per payment.
     * Withdrawals will take place on the 5th, 10th, 15th, 20th, 25th and/or last day of the month (or the following business day if one of these days falls on a weekend or holiday), as indicated on your Application.
     * Depending upon the size of the account and the withdrawals requested (and fluctuations in the net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even deplete your account. If the amount remaining in your account is not sufficient to meet a plan payment, the remaining amount will be redeemed and the plan will be terminated.

     By Exchange

     * You may exchange your shares in one ICAP Portfolio for shares in any other ICAP Portfolio at any time by written or telephone request.
     * The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions in proper form for exchange. Exchange requests received in proper form by 4:00 p.m., Eastern Time (or by the close of the NYSE) will be effected on that day. Please note that an exchange is not a tax-free transaction.
     * Send written exchange requests to one of the addresses referenced in "How to Contact ICAP" on page 19.
     * Telephone exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time.
     * Accounts opened by exchange will have the same registration and privileges as the existing account.


Signature Guarantees

     As a protection to both you and the Portfolios, the Portfolios require a signature guarantee for all authorized owners of an account: (i) if you request that redemption proceeds be mailed or wired to a person other than the registered owner(s) of the shares, (ii) if you request that redemption proceeds be mailed or wired to other than the address or bank account of record or (iii) if you submit a redemption request within 30 days of an address change. A signature guarantee may be obtained from any eligible guarantor institution. These institutions include banks, savings and loan associations, credit unions, brokerage firms and others. A notary public stamp or seal is not acceptable.

Special Situations

     Redemption requests from corporate, trust, and institutional accounts, and executors, administrators, and guardians, require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, please call the Transfer Agent at 888-221-ICAP (4227) before making the redemption request to determine what additional documents are required.

Investments Made Through Financial Services Agents

     If you invest through a financial services agent
(rather than directly with the Portfolios through the Transfer Agent), the policies and fees may be different than those described. Financial advisers, financial supermarkets and other financial services agents may charge transaction and other fees and may set different minimum investments or limitations on buying and selling shares. Consult a representative of your financial services agent if you have any questions.
Your financial services agent is responsible for transmitting your orders in a timely manner.

Closing of Accounts

     Your account may be closed on not less than 30 days notice if, at the time of any redemption of shares in your account, the value of the remaining shares in your account falls below $1,000. If the value of your account does not reach $1,000 within the 30 days, your entire account will be redeemed and the proceeds sent to your address of record. In addition, if you attempt to redeem more than the current market value remaining in your account after instructions are received by the Transfer Agent, your account will be redeemed in full and the proceeds sent to your address of record.

Valuation of Portfolio Shares

     The price of Portfolio shares is based on each Portfolio's net asset value, and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of the Portfolio's total assets, including interest and dividends accrued but not yet collected, less all liabilities and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. The Portfolios do not determine net asset value on days the NYSE is closed. The NYSE is currently closed on New Year's
Day, Martin Luther King, Jr. Day, President's Day, Good
Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day. In addition, if any of these holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The price at which a purchase order or redemption request is effected is based on the next calculation of net asset value after the order is placed or the request is received in proper form. Because the Portfolios may invest in securities that are primarily listed on foreign exchanges, and therefore may trade on weekends or other days when the Portfolios do not price their shares, the net asset value of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem such shares.

Dividends, Capital Gain Distributions and Taxes

     For federal income tax purposes, all dividends and distributions of net realized short-term capital gains you receive from the Portfolios are taxable as ordinary income, whether reinvested in additional shares or received in cash. Distributions of net realized long-term capital gains you receive from the Portfolios, whether reinvested in additional shares or received in cash, are taxable as a capital gain. The capital gain holding period (and applicable tax rate) is determined by the length of time the Portfolios have held the security and not the length of time you have held shares in the Portfolios. You will be informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

     Dividends are usually distributed quarterly and capital gains, if any, are usually distributed annually in December. Please note, however, that the investment focus of each Portfolio is capital appreciation, not the production of distributions. You should measure the success of your investment by the value of your investment at any given time and not by the distributions you receive.

     All dividends and capital gain distributions will automatically be reinvested in additional shares at the then prevailing net asset value unless you specifically request that dividends or capital gains or both be paid in cash. The election to receive dividends and capital gain distributions in cash or to reinvest them in shares may be changed by writing to one of the addresses referenced in "How to Contact ICAP" on page
19. Such notice must be received at least five days prior to the record date of any dividend or capital gain distribution.

     If you have elected to receive distribution checks and the postal or other delivery service is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Shareholder Reports

     Financial reports of the Portfolios will be sent to you at least semi-annually. Annual reports will include audited financial statements. In addition, an account statement will be sent to you by the Transfer
Agent at least quarterly.

ADDITIONAL INFORMATION

Year 2000 Issues

     The Portfolios' operations depend on the seamless functioning of computer systems in the financial service industry. Many computer software systems in use today cannot properly process date-related information after December 31, 1999 because of the method by which dates are encoded and calculated. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of security trades, pricing and account servicing for the Portfolios.

     The Portfolios have made compliance with the Year
2000 Issue a high priority. Accordingly, the Portfolios are taking steps that they believe are reasonably designed to address the Year 2000 Issue, focusing primarily on the computer software systems of the Transfer Agent and the Portfolios' Custodian. In this regard, these service providers have represented to the Portfolios that they do not currently anticipate that the Year 2000 Issue will have a material impact on their ability to continue to fulfill their duties as service providers to the Portfolios.

     With respect to the companies in which the Portfolios invest and the markets on which their securities trade, the Portfolios cannot make any assurances as to their Year 2000 compliance efforts.
In the event that one or more of these companies and/or financial markets is not Year 2000 compliant, the Portfolios may be adversely affected.

Directors                                  Investment Adviser

   Pamela H. Conroy                          Institutional Capital Corporation
   Senior Vice President,                    225 West Wacker Drive, Suite 2400
   Secretary and Director,                   Chicago, Illinois 60606-1229
   Institutional Capital Corporation
                                            Custodian
   Dr. James A. Gentry
   Professor of Finance,                      UMB Bank, n.a.
   University of Illinois                     928 Grand Boulevard
                                              Kansas City, Missouri 64141-6226
   Joseph A. Hays
   Retired Vice President/              Dividend-Disbursing and Transfer Agent
   Corporate Relations,
   Tribune Company                            Sunstone Financial Group, Inc.
                                              P.O. Box 2160
   Robert H. Lyon                             Milwaukee, Wisconsin 53201-2160
   President, Chief Investment Officer
   and Director,                            Administrator and Fund Accountant
   Institutional Capital Corporation
                                              Sunstone Financial Group, Inc.
   Gary S. Maurer                             207 East Buffalo Street
   Executive Vice President and Director,     Suite 400
   Institutional Capital Corporation          Milwaukee, Wisconsin 53202-5715

   Harold W. Nations                          Auditor
   Partner, Holleb & Coff
                                              PricewaterhouseCoopers LLP
   Donald D. Niemann                          100 East Wisconsin Avenue
   Executive Vice President and Director,     Suite 1500
   Institutional Capital Corporation          Milwaukee, Wisconsin 53202-9845

   Barbara C. Schanmier                       Legal Counsel
   Senior Vice President and Director,
   Institutional Capital Corporation          Godfrey & Kahn
                                              780 North Water Street
Officers                                      Milwaukee, Wisconsin 53202-3590

   Robert H. Lyon
   President

   Pamela H. Conroy
   Vice President and Treasurer

   Donald D. Niemann
   Vice President and Secretary

The Statement of Additional Information for the
Portfolios contains additional information about each Portfolio and is incorporated into this Prospectus by reference. Additional information about the
Portfolios' investments is contained in the Portfolios' annual and semi-annual reports to shareholders. The
Portfolios' annual reports provide a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. You may receive the Statement of Additional Information, annual reports and semi-annual reports without charge, request other information about the Portfolios and make shareholder inquiries by contacting the Portfolios at the address, toll-free telephone number or Website noted in this Prospectus. These documents may also be obtained from certain financial intermediaries.

Information about the Portfolios (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 800-SEC-0330 for information relating to the operation of the Public
Reference Room. Reports and other information about the Portfolios are also available on the SEC's Internet
Web site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public
Reference Section of the SEC, Washington, D.C. 20549-
6009.

The Portfolios' 1940 Act File Number is 811-8850.


cCopyright 1999 Institutional Capital Corporation